Exhibit 99.13h

FORM OF
SHAREHOLDER SERVICING AGREEMENT

THIS AGREEMENT dated as of                         , 2004, by and between each of the entities listed on Schedule A, each of which is a corporation, business trust or statutory trust as indicated on Schedule A (each, a “Trust” and, collectively, the “Trusts”), each having its principal place of business at 522 Fifth Avenue, New York, New York 10036, and One Group Dealer Services, Inc. (“Shareholder Servicing Agent”), a registered broker-dealer incorporated under the laws of the State of Delaware having its principal place of business at 1111 Polaris Parkway, Columbus, Ohio  43240 (“Agreement”).  This Agreement shall be effective February 19, 2005.

W I T N E S S E T H:

WHEREAS, each Trust is an open-end, management investment company registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), except for Undiscovered Managers Investment Trust, which is a closed-end management investment company registered with the Commission under the 1940 Act; and

WHEREAS, each Trust wishes to have the Shareholder Servicing Agent provide certain services for holders or beneficial owners of certain classes of shares (“Shares”) of each series of the Trust, all as now or hereafter may be identified on Schedule B hereto as such Schedule may be amended from time to time (“Funds”) and Shareholder Servicing Agent wishes to act as the Shareholder Servicing Agent; and

WHEREAS, on August 19, 2004, the Boards of Trustees of certain of the Trusts approved the reorganization of certain Funds with and into series of other registered investment companies or other Funds, subject in each case to the approval of each reorganization transaction by the shareholders of the acquired Fund at a shareholder meeting to be held January 20, 2005 (each a “Merger”); and

WHEREAS, on August 19, 2004, the Boards of Trustees of certain of the Trusts approved the reorganization of the Funds included in those Trusts with and into corresponding series of J.P. Morgan Mutual Fund Series, subject in each case to the approval of each reorganization transaction on a Fund-by-Fund basis by the shareholders of the affected Funds at a shareholder meeting to be held January 20, 2005 (each a “Shell Reorganization”); and

WHEREAS, on August 19, 2004, the Board of Trustees of J.P. Morgan Mutual Fund Series approved the redomiciliation of J.P. Morgan Mutual Fund Series as a Delaware statutory trust to be known as JPMorgan Trust I, subject to the approval of the redomiciliation transaction by shareholders of J.P. Morgan Mutual Fund Series at a shareholder meeting to be held January 20, 2005 (“Redomiciliation”); and

WHEREAS, the Merger, Shell Reorganization and Redomiciliation transactions described above, if approved by shareholders, are expected to close on or about February 18, 2005, or such later date as the parties to each such transaction shall agree (each a “Closing Date”); and

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WHEREAS, the parties agree that this Agreement shall not be effective, or shall cease to be effective, with respect to (i) each Fund whose shareholders approve a Merger effective as of the close of business on the Closing Date with respect to each respective Fund, and (ii) each Trust all of whose shareholders in each existing Fund have approved the proposed Shell Reorganization effective as of the close of business on the Closing Date with respect to the last remaining Fund in a Trust; and

WHEREAS, the parties also agree that, if the Redomiciliation is approved by shareholders, this Agreement shall continue in effect with respect to each remaining Fund that is a series of J.P. Morgan Mutual Fund Series following the Redomiciliation for the remaining term of this Agreement, and JPMorgan Trust I and each of its Funds shall succeed to the rights and obligations of J.P. Morgan Mutual Fund Series under this Agreement effective as of the close of business on the Closing Date with respect to the Redomiciliation;

NOW, THEREFORE, the Trust and Shareholder Servicing Agent hereby agree as follows:

1.             Appointment.  Shareholder Servicing Agent hereby agrees to perform certain services for holders or beneficial owners of Shares (“Shareholders”) with respect to certain classes of shares of each Fund, as set forth on Schedule B hereto as amended from time to time.

2.                                       Services to be Performed.

2.1.  Shareholder Services and Related Services.  Shareholder Servicing Agent shall provide or cause its agents to provide any combination of the personal shareholder liaison services and account maintenance services (“Shareholder Services”) or related services described in Sections 2.2 and 2.3 of this Agreement.

2.2.  Shareholder Services.  For purposes of this Agreement, Shareholder Services shall include:  (a) answering Shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of the Shares may be effected and certain other matters pertaining to the Trust; (b) providing Shareholder account information through a variety of electronic and non-electronic means; (c) assisting Shareholders in designating and changing dividend options, account designations and addresses; (d) arranging for or assisting Shareholders with respect to the wiring of the funds to and from Shareholder accounts in connection with Shareholder orders to purchase, redeem or exchange Shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from Shareholders about their accounts; and (g) providing such other shareholder services as the Trust or a Shareholder may reasonably request, to the extent permitted by applicable law.

2.3.  Other Related Services.  Other related services include:  (a) aggregating and processing purchase and redemption orders for Shares; (b) providing Shareholders with account statements showing their purchases, sales, and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trust for Shares held for the benefit of Shareholders; (e) forwarding communications from the Trust to Shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and Statements of Additional Information; (f) receiving, tabulating and transmitting proxies executed by Shareholders; (g) transmitting and

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receiving funds in connection with Shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining website content; (i) developing, maintaining and enhancing the website to retain state-of-the-art status versus benchmarked sites; and (j) providing support and related services to financial intermediaries in order to facilitate their processing of orders and communications with Shareholders.

2.4.  Subcontracting by Shareholder Servicing Agent.  Shareholder Servicing Agent shall perform any combination of the Shareholder Services and Other Related Services described in Sections 2.2 and 2.3 of this Agreement for Shareholders and may subcontract for the performance of some or all of these services with financial intermediaries: (a) who are record owners of Fund shares; (b) with whom Shareholders have established an account that invests in Shares; or (c) who otherwise provide Shareholder Services and Other Related Services for Shareholders.  Such financial intermediaries may include without limitation any one or more persons, which is an affiliate of Shareholder Servicing Agent.  Unless a Trust otherwise expressly agrees in writing, Shareholder Servicing Agent shall be to the same extent responsible to the Trust for the acts or omissions of any subcontractor or sub-agent as it would be liable to the Trust for its own acts or omissions.

2.5.  Provision of Services.  Shareholder Servicing Agent shall provide such office space and equipment, telephone facilities, and personnel (which may be any part of the space, equipment, and facilities currently used in the Shareholder Servicing Agent’s business, or any personnel employed by the Shareholder Servicing Agent) as may be reasonably necessary or beneficial in order to provide the services specified in Sections 2.2 and 2.3 of this Agreement to Shareholders.  Shareholder Servicing Agent and its officers and employees will, upon request, be available during normal business hours to consult with each Trust, the Board of Trustees of each Trust, or their designees concerning the performance of the Shareholder Servicing Agent’s responsibilities under this Agreement.  In addition, Shareholder Servicing Agent will furnish such information to each Trust, the Board of Trustees of each Trust, or their designees as they may reasonably request concerning the provision of the services specified in Sections 2.2 and 2.3 of this Agreement and will otherwise cooperate with the Trust, the Board of Trustees and their designees (including, without limitation any auditors or counsel designated by the Trust or its board members).

3.  Fees.  As full compensation for the Shareholder Services and Other Related Services described in Sections 2.2 and 2.3 of this Agreement and expenses incurred by the Shareholder Servicing Agent in providing such services, the Trust, with respect to each class of Shares set forth on Schedule B, shall pay the Shareholder Servicing Agent a fee at an annual rate with respect to the daily net asset values of each Fund’s Shares, as set forth on Schedule B to this Agreement.  This fee will be computed daily and will be payable monthly in arrears.

4.             Information Pertaining to the Shares; Etc.  No person is authorized to make any representations concerning the Trusts or any Shares except those representations contained in the applicable Fund’s then-current Prospectuses and Statements of Additional Information and in such printed information as the applicable Trust or the principal underwriter for the Trust may prepare or approve.  Shareholder Servicing Agent further agrees to deliver to Shareholders, upon

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request of the Trust, copies of any amended Prospectuses and Statements of Additional Information or other information prepared for distribution to Shareholders.

During the term of this Agreement, each Trust agrees to furnish Shareholder Servicing Agent all Prospectuses, Statements of Additional Information, proxy statements, proxy solicitation materials, reports to shareholders, and other material the Trust or its agents will distribute to shareholders of each Fund.

5.  Use of Shareholder Service Agent’s Name.  The Trusts shall not use the name of Shareholder Servicing Agent in any Prospectus, sales literature or other material relating to the Trust in a manner not approved by Shareholder Servicing Agent prior thereto in writing; provided, however, that the approval of Shareholder Servicing Agent shall not be required for any use of its name in a manner that merely refers in accurate and factual terms to its appointment hereunder or which is required by the Commission or any state securities authority or any other appropriate regulatory, governmental or judicial authority; provided, further, that in no event shall such approval be unreasonably withheld or delayed.

6.  Use of the Trust’s Name.  Shareholder Servicing Agent shall not use the name of the Trust or Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided, however, that the approval of the Trust shall not be required for the use of the Trust’s name in connection with communications permitted by Sections 2 and 4 of this Agreement or for any use of the Trust’s name in a manner that merely refers in accurate and factual terms to Shareholder Servicing Agent’s role hereunder or which is required by the Commission or any state securities authority or any other appropriate regulatory, governmental or judicial authority; provided, further, that in no event shall such approval be unreasonably withheld or delayed.

7.  Security.  Shareholder Servicing Agent represents and warrants that the various procedures and systems that (a) it has implemented with regard to safeguarding from loss or damage attributable to fire, theft or any other cause any Trust records and other data and Shareholder Servicing Agent’s records, data, equipment, facilities and other property used in the performance of its obligations hereunder are adequate and (b) it will make such changes in such procedures and systems that, from time to time, in its judgment are required for the secure performance of its obligations hereunder.  The parties shall review such systems and procedures on a periodic basis, and the Trust shall, from time to time, specify the types of records and other data of the Trust to be safeguarded in accordance with this Section 7.

8.  Compliance with Laws; Etc.  Shareholder Servicing Agent shall comply with all applicable federal and state securities laws and regulations.  Shareholder Servicing Agent represents and warrants to the Trust that the performance of all its obligations hereunder will comply with all applicable securities laws and regulations, the provisions of its charter documents and by laws and all material contractual obligations binding upon Shareholder Servicing Agent.

9.  Liability and Force Majeure.  Shareholder Servicing Agent shall not be liable or responsible for any loss, interruption, delay or error including any loss, interruption, delay or error by reason of circumstances beyond its control (which includes but is not limited to, acts of

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civil or military authority, national emergencies, labor difficulties, fire, equipment failure, mechanical breakdown, flood or catastrophe, acts of God, insurrection, war, terrorism, riots or failure of communication or power supply), provided, that any loss, interruption, delay or error is not caused by the willful misfeasance, bad faith or gross negligence of Shareholder Servicing Agent, its officers, employees or agents in the performance of the Shareholder Servicing Agent’s duties and obligations under this Agreement or from the reckless disregard by the Shareholder Servicing Agent, its officers, employees or agents of the Shareholder Servicing Agent’s duties or obligations under this Agreement.

10.           Indemnification.

10.1.  Indemnification of Shareholder Servicing Agent.  Each Trust will indemnify and hold Shareholder Servicing Agent harmless, from all losses, claims, damages, liabilities or expenses (including reasonable fees and disbursements of counsel) from any claim, demand, action or suit (collectively, “Claims”) (a) arising in connection with material misstatements or omissions in the applicable Fund’s Prospectuses, Statements of Additional Information, proxy statements, proxy solicitation materials, reports to shareholders or other materials prepared by the Trust or its agents for distribution to the shareholders of each Fund, actions or inactions by the Trust or any of its agents or contractors or the performance of Shareholder Servicing Agent’s obligations hereunder and (b) not resulting from the willful misfeasance, bad faith, or gross negligence of Shareholder Servicing Agent, its officers, employees or agents, in the performance of Shareholder Servicing Agent’s duties or obligations under this Agreement or from the reckless disregard by Shareholder Servicing Agent, its officers, employees or agents of Shareholder Servicing Agent’s duties and obligations under this Agreement. Notwithstanding anything herein to the contrary, each Trust will indemnify and hold Shareholder Servicing Agent harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any Claim as a result of Shareholder Servicing Agent’s acting in accordance with any written instructions reasonably believed by Shareholder Servicing Agent to have been executed by any person duly authorized by the Trust, or as a result of acting in reliance upon any instrument or stock certificate reasonably believed by Shareholder Servicing Agent to have been genuine and signed, countersigned or executed by a person duly authorized by the Trust.

In any case in which the Trust may be asked to indemnify or hold Shareholder Servicing Agent harmless, the Trust shall be advised of all pertinent facts concerning the situation in question and Shareholder Servicing Agent shall use reasonable care to identify and notify the Trust promptly concerning any situation that presents or appears likely to present a claim for indemnification by the Trust.  The Trust shall have the option to defend Shareholder Servicing Agent against any Claim which may be the subject of indemnification under this Section 10.1.  In the event that the Trust elects to defend against such Claim, the defense shall be conducted by counsel chosen by the Trust and reasonably satisfactory to Shareholder Servicing Agent.  Shareholder Servicing Agent may retain additional counsel at its expense.  Except with the prior written consent of the Trust, Shareholder Servicing Agent shall not confess any Claim or make any compromise in any case in which the Trust will be asked to indemnify Shareholder Servicing Agent.

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10.2.  Indemnification of the Trust.  Without limiting the rights of the Trusts under applicable law, Shareholder Servicing Agent will indemnify and hold each Trust harmless from all losses, claims, damages, liabilities or expenses (including reasonable fees and disbursements of counsel) from any Claim (a) resulting from the willful misfeasance, bad faith or gross negligence of Shareholder Servicing Agent, its officers, employees, or agents, in the performance of Shareholder Servicing Agent’s duties and obligations under this Agreement or from the reckless disregard by Shareholder Servicing Agent, its officers, employees, or agents of Shareholder Servicing Agent’s duties and obligations under this Agreement, and (b) not resulting from Shareholder Servicing Agent’s actions in accordance with written instructions reasonably believed by Shareholder Servicing Agent to have been executed by any person duly authorized by the Trust, or in reliance upon any instrument or stock certificate reasonably believed by Shareholder Servicing Agent to have been genuine and signed, countersigned or executed by a person authorized by the Trust.

In any case in which Shareholder Servicing Agent may be asked to indemnify or hold the Trust harmless, Shareholder Servicing Agent shall be advised of all pertinent facts concerning the situation in question and the Trust shall use reasonable care to identify and notify Shareholder Servicing Agent promptly concerning any situation that presents or appears likely to present a claim for indemnification by Shareholder Servicing Agent.  Shareholder Servicing Agent shall have the option to defend the Trust against any Claim which may be the subject of indemnification under this Section 10.2.  In the event that Shareholder Servicing Agent elects to defend against such Claim, the defense shall be conducted by counsel chosen by Shareholder Servicing Agent and reasonably satisfactory to the Trust.  The Trust may retain additional counsel at its expense.  Except with the prior written consent of Shareholder Servicing Agent, the Trust shall not confess any Claim or make any compromise in any case in which Shareholder Servicing Agent will be asked to indemnify the Trust.

10.3.  Survival of Indemnities.  The indemnities granted by the parties in this Section 10 shall survive the termination of this Agreement.

11.  Insurance.  Each of the parties shall maintain reasonable insurance coverage against any and all liabilities that may arise in connection with the performance of this Agreement.

12.  Further Assurances.  Each party agrees to perform such further acts and execute further documents as are necessary to effectuate the purposes hereof.

13.  Termination.  This Agreement shall become effective February 19, 2005 and, unless sooner terminated as provided herein, shall continue until October 31, 2006. Thereafter, if not terminated, this Agreement shall continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any such party. This Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Trust’s Board of Trustees or by the Shareholder Servicing Agent.  The termination of this Agreement with respect to one Fund or Trust shall not result in the termination of this Agreement with respect to any other Fund or Trust.  This Agreement will also terminate automatically in the event of its assignment. (As used in this Agreement, the terms

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“majority of the outstanding voting securities”, “interested persons” and “assignment” shall have the same meanings as ascribed to such terms in the 1940 Act.)

14.  Privacy.  Shareholder Servicing Agent acknowledges and agrees on behalf of itself and its directors, officers and employees that it may receive from financial intermediaries or the Funds other information, or access to information, about shareholders of the Funds who are “customers” or “consumers” generally as such terms are defined under Regulation S-P (17 CFR 248.1 - 248.30) (collectively, “Shareholder Information”) including, but not limited to, non-public personal information such as a customer’s name, address, telephone number, account relationships, account numbers, account balances and account histories. All information, including Shareholder Information, obtained pursuant to this Agreement shall be considered confidential information.  Shareholder Servicing Agent shall not disclose such confidential information to any other person or entity or use such confidential information other than to carry out the purposes of this Agreement, including its use under sections 248.14 and 248.15 of Regulation S-P in the ordinary course of carrying out the purposes of this Agreement.   Shareholder Servicing Agent agrees to:

(a)                      Limit access to Shareholder Information which is obtained pursuant to this Agreement to employees who have a need to know such Shareholder Information to effect the purposes of this Agreement;

(b)                     Safeguard and maintain the confidentiality and security of Shareholder Information which is obtained pursuant to this Agreement; and

(c)                      Use Shareholder Information obtained pursuant to this Agreement only to carry out the purposes for which the Shareholder Information was disclosed and for no other purpose.

Shareholder Servicing Agent shall not, directly or through an affiliate, disclose an account number or similar form of access number or access code for an account for use in telemarketing, direct mail marketing, or marketing through electronic mail, except as permitted in Section 248.12 of Regulation S-P or applicable law.

15.  Non-Exclusivity.  Nothing in this Agreement shall limit or restrict the right of Shareholder Servicing Agent to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

16.  Changes; Amendments.  This Agreement may be amended only by mutual written consent.

17.  Notices.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to Shareholder Servicing Agent at 1111 Polaris Parkway, Suite      , Columbus, Ohio  43240, or (2) to the Trust at 1111 Polaris Parkway, Suite           , Columbus, Ohio 43240, or at such other address as either party may designate by notice to the other party.

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18.  Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.

19.  Execution of Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same Agreement.

20.  The Trusts.  The obligations of the Trust (or particular series or class thereof) entered into in the name or on behalf thereof by any Trustee, representative or agent of the Trust (or particular series or class thereof) are made not individually, but in such capacities, and are not binding upon any Trustee, shareholder, representative or agent of the Trust (or particular series or class thereof) personally, but bind only the assets of the Trust (or particular series or class thereof), and all persons dealing with any series and/or class of shares of the Trust must look solely to the assets of the Trust belonging to such series and/or class for the enforcement of any claims against the Trust (or particular series or class thereof).

The execution and delivery of this Agreement have been authorized by the Trustees, and this Agreement has been signed and delivered by an authorized officer of the Trust, acting as such, and neither such authorization by the Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (or particular series or class thereof) as provided in the Trust’s organizational documents.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Funds
J.P. Morgan Institutional Funds
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
J.P. Morgan Mutual Fund Select Group
J.P. Morgan Mutual Fund Select Trust
J.P. Morgan Mutual Fund Series
J.P. Morgan Mutual Fund Trust
J.P. Morgan Series Trust
UM Investment Trust
Undiscovered Managers Funds
on behalf of themselves and each of their Funds

By:

Title:

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Accepted by:

ONE GROUP DEALER SERVICES, INC.

By:

Title:

9

SCHEDULE A
TO THE SHAREHOLDER SERVICING AGREEMENT
(Effective as of February 19, 2005)

Name of the Trust

Name of Entity	State and Form of Organization
J.P. Morgan Fleming Mutual Fund Group, Inc.*	Maryland corporation
J.P. Morgan Funds*	Massachusetts business trust
J.P. Morgan Institutional Funds*	Massachusetts business trust
J.P. Morgan Mutual Fund Group*	Massachusetts business trust
J.P. Morgan Mutual Fund Investment Trust*	Massachusetts business trust
J.P. Morgan Mutual Fund Select Group*	Massachusetts business trust
J.P. Morgan Mutual Fund Select Trust*	Massachusetts business trust
J.P. Morgan Mutual Fund Series**	Massachusetts business trust
J.P. Morgan Mutual Fund Trust*	Massachusetts business trust
J.P. Morgan Series Trust*	Massachusetts business trust
UM Investment Trust
Undiscovered Managers Funds	Massachusetts business trust

*                                         On August 19, 2004, the Boards of Trustees of these Trusts approved the reorganization and redomiciliation of the Funds included in those Trusts with and into corresponding series of J.P. Morgan Mutual Fund Series, subject in each case to the approval of each reorganization and redomiciliation transaction on a Fund-by-Fund basis by the shareholders of the affected Funds at a shareholder meeting to be held January 20, 2005 (“Shell Reorganization”).  To the extent that all of the Funds in a Trust approve the Shell Reorganization, this Agreement shall not be effective, or shall cease to be effective, with respect to that Trust.

**                                  On August 19, 2004, the Board of Trustees of J.P. Morgan Mutual Fund Series approved the redomiciliation of J.P. Morgan Mutual Fund Series as a Delaware statutory trust to be known as JPMorgan Trust I, subject to the approval of the redomiciliation transaction by shareholders of J.P. Morgan Mutual Fund Series at a shareholder meeting to be held January 20, 2005 (“Redomiciliation”). If the Redomiciliation is approved by shareholders, this Agreement shall continue in effect with respect to each remaining Fund that is a series of J.P. Morgan Mutual Fund Series following the Redomiciliation for the remaining term of this Agreement and JPMorgan Trust I and each of its Funds shall succeed to the rights and obligations of J.P. Morgan Mutual Fund Series under this Agreement effective as of the close of business on the Closing Date with respect to the Redomiciliation.

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SCHEDULE B
TO THE SHAREHOLDER SERVICING AGREEMENT
(Effective as of February 19, 2005)

Money Market Funds

Name as of August 19, 2004	New Name as of February 19, 2005	Share Class	Shareholder Servicing Fee * (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	Capital	0.05%
		Institutional	0.10%
		Agency	0.15%
		Premier	0.30%
		Morgan	0.10%
		Reserve	0.25%
JPMorgan California Tax Free Money Market Fund	JPMorgan California Municipal Money Market Fund	Morgan	0.10%
JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund	Institutional	0.10%
		Agency	0.15%
		Premier	0.30%
		Morgan	0.10%
		Reserve	0.25%
JPMorgan Liquid Assets Money Market Fund(1)	JPMorgan Liquid Assets Money Market Fund	Institutional	0.10%
		Agency	0.15%
		Premier	0.30%
		Morgan	0.10%
JPMorgan New York Tax Free Money Market Fund	JPMorgan New York Municipal Market Fund	Morgan	0.10%
		Reserve	0.25%
JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund	Capital	0.05%
		Institutional	0.10%
		Agency	0.15%
		Premier	0.30%
		Morgan	0.10%
		Reserve	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.30%
		Cash Management	0.50%

(1)                                  Shareholders of the JPMorgan Liquid Assets Money Market Fund will be asked to approve the reorganization of that Fund with and into the One Group Prime Money Market Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the JPMorgan Liquid Assets Money Market Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 19, 2004	New Name as of February 19, 2005	Share Class	Shareholder Servicing Fee * (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund	Institutional	0.10%
		Agency	0.15%
		Premier	0.30%
		Morgan	0.10%
		Reserve	0.25%
JPMorgan Treasury Plus Money Market Fund(2)	JPMorgan Treasury Plus Money Market Fund	Institutional	0.10%
		Agency	0.15%
		Premier	0.30%
		Morgan	0.10%
		Reserve	0.25%
JPMorgan U.S. Government Money Market Fund(3)	JPMorgan U.S. Government Money Market Fund	Institutional	0.10%
		Agency	0.15%
		Premier	0.30%
		Morgan	0.10%

(2)                                  Shareholders of the JPMorgan Treasury Plus Money Market Fund will be asked to approve the reorganization of that Fund with and into the One Group U.S. Treasury Securities Money Market Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the JPMorgan Treasury Plus Money Market Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(3)                                  Shareholders of the JPMorgan U.S. Government Money Market Fund will be asked to approve the reorganization of that Fund with and into the One Group Government Money Market Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the JPMorgan U.S. Government Money Market Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Equity Funds

Name as of August 19, 2004	New Name as of February 19, 2005	Share Class	Shareholder Servicing Fee * (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Capital Growth Fund	JPMorgan Capital Growth Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund	Class A	0.25%
		Select	0.25%
		Institutional	0.10%
JPMorgan Diversified Fund	JPMorgan Diversified Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
		Institutional	0.10%
JPMorgan Dynamic Small Cap Fund	JPMorgan Dynamic Small Cap Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
JPMorgan Equity Growth Fund(4)	JPMorgan Equity Growth Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
JPMorgan Equity Income Fund(5)	JPMorgan Equity Income Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
JPMorgan Fleming Asia Equity Fund	JPMorgan Asia Equity Fund	Class A	0.25%
		Select	0.25%
		Institutional	0.10%

(4)                                  Shareholders of the JPMorgan Equity Growth Fund will be asked to approve the reorganization of that Fund with and into the One Group Large Cap Growth Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the JPMorgan Equity Growth Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(5)                                  Shareholders of the JPMorgan Equity Income Fund will be asked to approve the reorganization of that Fund with and into the One Group Equity Income Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the JPMorgan Equity Income Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 19, 2004	New Name as of February 19, 2005	Share Class	Shareholder Servicing Fee * (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Fleming Emerging Markets Equity Fund	JPMorgan Emerging Markets Equity Fund	Class A	0.25%
		Class B	0.25%
		Select	0.25%
		Institutional	0.10%
JPMorgan Fleming International Equity Fund	JPMorgan International Equity Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
		Institutional	0.10%
JPMorgan Fleming International Growth Fund	JPMorgan International Growth Fund	Class A	0.25%
		Class B	0.25%
JPMorgan Fleming International Opportunities Fund	JPMorgan International Opportunities Fund	Class A	0.25%
		Class B	0.25%
		Select	0.25%
		Institutional	0.10%
JPMorgan Fleming International Small Cap Equity Fund	JPMorgan International Small Cap Equity Fund	Class A	0.25%
		Class B	0.25%
		Select	0.25%
		Institutional	0.10%
JPMorgan Fleming International Value Fund	JPMorgan International Value Fund	Class A	0.25%
		Class B	0.25%
		Select	0.25%
		Institutional	0.10%
JPMorgan Fleming Intrepid European Fund	JPMorgan Intrepid European Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
		Institutional	0.10%
JPMorgan Fleming Japan Fund	JPMorgan Japan Fund	Class A	0.25%
		Class B	0.25%
JPMorgan Fleming Tax Aware International Opportunities Fund	JPMorgan Tax Aware International Opportunities Fund	Class A	0.25%
		Institutional	0.10%

Name as of August 19, 2004	New Name as of February 19, 2005	Share Class	Shareholder Servicing Fee * (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Global 50 Fund(6)	JPMorgan Global 50 Fund	Class A	0.25%
		Select	0.25%
JPMorgan Global Healthcare Fund	JPMorgan Global Healthcare Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
JPMorgan Growth and Income Fund	JPMorgan Growth & Income Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
JPMorgan Intrepid Investor Fund	JPMorgan Intrepid Contrarian Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
JPMorgan Market Neutral Fund	JPMorgan Market Neutral Fund	Class A	0.25%
		Class B	0.25%
		Institutional	0.10%
JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund	Class A	0.25%
		Class B	0.25%
		Select	0.25%

(6)                                  Shareholders of the JPMorgan Global 50 Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Fleming International Opportunities Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the JPMorgan Global 50 Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 19, 2004	New Name as of February 19, 2005	Share Class	Shareholder Servicing Fee * (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Mid Cap Growth Fund	JPMorgan Mid Cap Growth Fund	Class A	0.25%
		Class B	0.25%
JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
		Institutional	0.10%
JPMorgan Select Growth and Income Fund	JPMorgan Select Growth & Income Fund	Institutional	0.10%
JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
JPMorgan Small Cap Growth Fund(7)	JPMorgan Small Cap Growth Fund	Class A	0.25%
		Select	0.25%
		Institutional	0.10%
JPMorgan Tax Aware Disciplined Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund	Institutional	0.10%
JPMorgan Tax Aware Large Cap Growth Fund	JPMorgan Tax Aware Large Cap Growth Fund	Select	0.25%
JPMorgan Tax Aware Large Cap Value Fund	JPMorgan Tax Aware Large Cap Value Fund	Select	0.25%
JPMorgan Tax Aware U.S. Equity Fund	JPMorgan Tax Aware U.S. Equity Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
		Institutional	0.10%
JPMorgan Trust Small Cap Equity Fund	JPMorgan Trust Small Cap Equity Fund	Select	0.25%
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
		Institutional	0.10%
JPMorgan U.S. Small Company Fund	JPMorgan U.S. Small Company Fund	Select	0.25%
		Institutional	0.10%

(7)                                  Shareholders of the JPMorgan Small Cap Growth Fund will be asked to approve the reorganization of that Fund with and into the One Group Small Cap Growth Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the JPMorgan Small Cap Growth Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 19, 2004	New Name as of February 19, 2005	Share Class	Shareholder Servicing Fee * (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan U.S. Small Company Opportunities Fund(8)	JPMorgan U.S. Small Company Opportunities Fund	Select	0.25%
UM Multi-Strategy Fund	UM Multi-Strategy Fund	Institutional	0.10%
UM Small Cap Growth Fund	Undiscovered Managers Small Cap Growth Fund	Class A	0.25%
		Institutional	0.10%
Undiscovered Managers Behavioral Growth Fund	Undiscovered Managers Behavioral Growth Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Institutional	0.10%
		Investor Class	0.35%
Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Institutional	0.10%
Undiscovered Managers REIT Fund	Undiscovered Managers REIT Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Institutional	0.10%

(8)                                  Shareholders of the JPMorgan U.S. Small Company Opportunities Fund will be asked to approve the reorganization of that Fund with and into the One Group Small Cap Growth Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the JPMorgan U.S. Small Company Opportunities Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Fixed Income Funds

Name as of August 19, 2004	New Name as of February 19, 2005	Share Class	Shareholder Servicing Fee * (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Bond Fund	JPMorgan Bond Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
		Institutional	0.10%
JPMorgan Bond Fund II(9)	JPMorgan Bond Fund II	Class A	0.25%
		Class B	0.25%
		Select	0.25%
JPMorgan California Bond Fund	JPMorgan California Tax Free Bond Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
		Institutional	0.10%
JPMorgan Enhanced Income Fund	JPMorgan Enhanced Income Fund	Class A	0.25%
		Select	0.25%
		Institutional	0.10%
JPMorgan Fleming Emerging Markets Debt Fund	JPMorgan Emerging Markets Debt Fund	Select	0.25%
JPMorgan Global Strategic Income Fund	JPMorgan Global Strategic Income Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
		Institutional	0.10%
		Class M	0.50%

(9)                                  Shareholders of the JPMorgan Bond Fund II will be asked to approve the reorganization of that Fund with and into the One Group Bond Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the JPMorgan Bond Fund II will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 19, 2004	New Name as of February 19, 2005	Share Class	Shareholder Servicing Fee * (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Intermediate Tax Free Income Fund	JPMorgan Intermediate Tax Free Income Fund(10)	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
		Institutional	0.10%
JPMorgan New Jersey Tax Free Income Fund	JPMorgan New Jersey Tax Free Bond Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
JPMorgan New York Intermediate Tax Free Income Fund	JPMorgan New York Tax Free Bond Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
		Institutional	0.10%
JPMorgan Short Term Bond Fund	JPMorgan Short Term Bond Fund	Class A	0.25%
		Select	0.25%
		Institutional	0.10%
JPMorgan Short Term Bond Fund II	JPMorgan Short Term Bond Fund II	Class A	0.25%
		Select	0.25%
		Class M	0.35%
JPMorgan Strategic Income Fund(11)	JPMorgan Strategic Income Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Class M	0.50%
JPMorgan Tax Aware Enhanced Income Fund	JPMorgan Tax Aware Enhanced Income Fund	Class A	0.25%
		Select	0.25%
		Institutional

(10)                            On August 19, 2004, the Board of Trustees of J.P. Morgan Mutual Fund Select Trust approved, on behalf of the JPMorgan Intermediate Tax Free Income Fund, a proposed reorganization pursuant to which the One Group Intermediate Tax-Free Bond Fund will merge with and into JPMorgan Intermediate Tax Free Income Fund if approval of the acquired fund’s shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the JPMorgan Intermediate Tax Free Income Fund will remain unchanged.  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the JPMorgan Intermediate Tax Free Income Fund will assume the name “JPMorgan Intermediate Tax Free Bond Fund.”

(11)                            Shareholders of the JPMorgan Strategic Income Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Global Strategic Income Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the JPMorgan Strategic Income Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 19, 2004	New Name as of February 19, 2005	Share Class	Shareholder Servicing Fee * (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JPMorgan Tax Aware Real Income Fund	JPMorgan Tax Aware Real Income Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Institutional	0.10%
JPMorgan Tax Aware Short-Intermediate Income Fund	JPMorgan Tax Aware Short-Intermediate Income Fund	Select	0.25%
		Institutional	0.10%
JPMorgan Tax Free Income Fund(12)	JPMorgan Tax Free Income Fund	Class A	0.25%
		Class B	0.25%
		Class C	0.25%
		Select	0.25%
JPMorgan U.S. Treasury Income Fund(13)	JPMorgan U.S. Treasury Income Fund	Class A	0.25%
		Class B	0.25%
		Select	0.25%

* Up to 0.25% of this fee may be for the Shareholder Services described in Section 2.2 of this Agreement.

(12)                            Shareholders of the JPMorgan Tax Free Income Fund will be asked to approve the reorganization of that Fund with and into the One Group Tax-Free Bond Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the JPMorgan Tax Free Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(13)                            Shareholders of the JPMorgan U.S. Treasury Income Fund will be asked to approve the reorganization of that Fund with and into the One Group Government Bond Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the JPMorgan U.S. Treasury Income Fund will no longer be part of this Agreement effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.